                                     EXHIBIT 25.1

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Photran Corporation, a Minnesota corporation, hereby constitutes and appoints David E. Stevenson and Paul T. Fink, and each of them, his/her attorneys-in-fact, with full power of substitution, for the purpose of signing on his/her behalf as a director of Photran Corporation the Registration Statement on Form S-8 or other applicable forms relating to the issuance of 625,000 common shares under the Photran Corporation 1992 Stock Incentive Plan, and all amendments (including post-effective amendments) thereto, to be filed with the Securities and Exchange Commission within the next sixty days, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of June, 1996.


                                                /s/ Kathleen Stevenson
                                       --------------------------------------
                                                    Kathleen Stevenson

                                     EXHIBIT 25.1


                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Photran Corporation, a Minnesota corporation, hereby constitutes and appoints David E. Stevenson and Paul T. Fink, and each of them, his/her attorneys-in-fact, with full power of substitution, for the purpose of signing on his/her behalf as a director of Photran Corporation the Registration Statement on Form S-8 or other applicable forms relating to the issuance of 625,000 common shares under the Photran Corporation 1992 Stock Incentive Plan, and all amendments (including post-effective amendments) thereto, to be filed with the Securities and Exchange Commission within the next sixty days, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of June, 1996.



                                                 /s/ Steven King
                                       --------------------------------------
                                                     Steven King

                                     EXHIBIT 25.1


                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Photran Corporation, a Minnesota corporation, hereby constitutes and appoints David E. Stevenson and Paul T. Fink, and each of them, his/her attorneys-in-fact, with full power of substitution, for the purpose of signing on his/her behalf as a director of Photran Corporation the Registration Statement on Form S-8 or other applicable forms relating to the issuance of 625,000 common shares under the Photran Corporation 1992 Stock Incentive Plan, and all amendments (including post-effective amendments) thereto, to be filed with the Securities and Exchange Commission within the next sixty days, and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of June, 1996.



                                               /s/ Robert S. Clarke
                                       --------------------------------------
                                                   Robert S. Clarke


                                          12